                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Glenn D. Lammey
                               Gregory McGreevey
                             Ernest M. McNeill, Jr.
                                John C. Walters

do hereby jointly and severally authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Sadie R. Gordon, or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and do hereby jointly and severally ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Glenn D. Lammey                                   Dated as of September 15, 2009
       ----------------------------------------------------
       Glenn D. Lammey
By:    /s/ Gregory McGreevey                                 Dated as of September 15, 2009
       ----------------------------------------------------
       Gregory McGreevey
By:    /s/ Ernest M. McNeill, Jr.                            Dated as of September 15, 2009
       ----------------------------------------------------
       Ernest M. McNeill, Jr.
By:    /s/ John C. Walters                                   Dated as of September 15, 2009
       ----------------------------------------------------
       John C. Walters

                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of July 1, 2009
Filed on Form N-4
File Numbers:

033-06952                              333-119415
033-17207                              333-119417
033-19943                              333-119419
033-19944                              333-119422
033-19945                              333-136543
033-19946                              333-136547
033-19947                              333-145655
033-19948                              333-148553
033-19949                              333-148554
033-59541                              333-148563
033-73566                              333-148564
033-73570                              333-148570
033-80738                              333-151805
333-101923                             333-159545
333-101925                             333-19605
333-101927                             333-35000
333-101929                             333-36132
333-101931                             333-36136
333-101932                             333-36138
333-101934                             333-39604
333-101937                             333-39612
333-101938                             333-40414
333-101940                             333-41213
333-101942                             333-45301
333-101944                             333-50467
333-101946                             333-52711
333-101948                             333-66343
333-101950                             333-66939
333-101952                             333-68463
333-101954                             333-69439
333-102625                             333-69475
333-104356                             333-69485
333-105252                             333-69489
333-105253                             333-69493
333-105254                             333-70153
333-105260                             333-72042
333-105266                             333-91925
333-105270                             333-91927
333-119414                             333-91929